NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $13,554.83
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,001.65
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   496.30
- Mortality & Expense Charge****     $   126.51
+ Hypothetical Rate of Return*****     ($149.01)
                                     ----------
=                                    $   13,555 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 41.32
 2      $ 41.33
 3      $ 41.33
 4      $ 41.34
 5      $ 41.35
 6      $ 41.35
 7      $ 41.36
 8      $ 41.37
 9      $ 41.38
10      $ 41.38
11      $ 41.39
12      $ 41.40
Total   $496.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
    1    (12.73)
    2    (12.68)
    3    (12.62)
    4    (12.56)
    5    (12.50)
    6    (12.45)
    7    (12.39)
    8    (12.33)
    9    (12.27)
   10    (12.22)
   11    (12.16)
   12    (12.10)
Total   (149.01)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,554.83
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $    9,951  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $16,307.09
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,833.41
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   493.38
- Mortality & Expense Charge****     $   143.03
+ Hypothetical Rate of Return*****   $   785.10
                                     ----------
=                                    $   16,307  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 41.12
 2      $ 41.12
 3      $ 41.12
 4      $ 41.12
 5      $ 41.12
 6      $ 41.12
 7      $ 41.11
 8      $ 41.11
 9      $ 41.11
10      $ 41.11
11      $ 41.11
12      $ 41.11
Total   $493.38

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        65.15
 2        65.20
 3        65.25
 4        65.30

 5        65.35
 6        65.40
 7        65.45
 8        65.50
 9        65.55
10        65.60
11        65.65
12        65.70
Total   $785.10

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,307.09
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   12,703  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,536.93
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,898.61
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   490.05
- Mortality & Expense Charge****     $   161.66
+ Hypothetical Rate of Return*****   $ 1,965.03
                                     ----------
=                                    $   19,537 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 40.90
 2      $ 40.89
 3      $ 40.88
 4      $ 40.87
 5      $ 40.86
 6      $ 40.84
 7      $ 40.83
 8      $ 40.82
 9      $ 40.81
10      $ 40.80
11      $ 40.78
12      $ 40.77
Total   $490.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
    1      158.59
    2      159.51
    3      160.43
    4      161.35
    5      162.29
    6      163.23
    7      164.18
    8      165.14
    9      166.11
   10      167.08
   11      168.06
   12      169.05
Total   $1,965.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,536.93
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   15,933  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,764.25
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $78,732.36
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,749.36
- Mortality & Expense Charge****        $904.02
+ Hypothetical Rate of Return*****   ($1,064.73)
                                     ----------
=                                    $   96,764  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   --------
    1   $312.01
    2   $312.09
    3   $312.17
    4   $312.25
    5   $312.33
    6   $312.41
    7   $312.49
    8   $312.57

    9   $  312.64
   10   $  312.72
   11   $  312.80
   12   $  312.88
Total   $3,749.36

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
    1      (91.07)
    2      (90.64)
    3      (90.22)
    4      (89.79)
    5      (89.36)
    6      (88.94)
    7      (88.51)
    8      (88.09)
    9      (87.66)
   10      (87.24)
   11      (86.82)
   12      (86.40)
Total   (1,064.73)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $96,764.25
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   75,924  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,507.82
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $91,884.38
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,717.33
- Mortality & Expense Charge****     $ 1,022.70
+ Hypothetical Rate of Return*****   $ 5,613.46
                                     ----------
=                                    $  116,508  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
    1   $  309.84
    2   $  309.83
    3   $  309.82
    4   $  309.81
    5   $  309.80
    6   $  309.78
    7   $  309.77
    8   $  309.76
    9   $  309.75
   10   $  309.74
   11   $  309.72
   12   $  309.71
Total   $3,717.33

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        466.18
 2        466.47
 3        466.76
 4        467.05
 5        467.34
 6        467.64
 7        467.93
 8        468.22
 9        468.52
10        468.82
11        469.11
12        469.41
Total   5,613.46

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $116,507.82
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $ 95,667.82  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $139,686.06
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $106,715.28
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  3,680.55
- Mortality & Expense Charge****     $  1,156.49
+ Hypothetical Rate of Return*****   $ 14,057.82
                                     -----------
=                                    $   139,686  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
    1   $  307.40
    2   $  307.28
    3   $  307.15
    4   $  307.03
    5   $  306.91
    6   $  306.78
    7   $  306.65
    8   $  306.53
    9   $  306.40
   10   $  306.27
   11   $  306.14
   12   $  306.01
Total   $3,680.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
    1    1,135.27
    2    1,141.67
    3    1,148.13
    4    1,154.65
    5    1,161.21
    6    1,167.83
    7    1,174.50
    8    1,181.23
    9    1,188.02
   10    1,194.85
   11    1,201.75
   12    1,208.70
Total   14,057.82

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $139,686.06
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   118,846  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $12,923.98
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,496.40
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   633.26
- Mortality & Expense Charge****     $   121.30
+ Hypothetical Rate of Return*****     ($142.86)
                                     ----------
=                                    $   12,924  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
    1   $ 45.22
    2   $ 45.23
    3   $ 45.24

    4   $ 45.25
    5   $ 45.26
    6   $ 45.27
    7   $ 45.28
    8   $ 45.29
    9   $ 45.29
   10   $ 45.30
   11   $ 45.31
   12   $ 45.32
Total   $543.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
    1    (12.27)
    2    (12.21)
    3    (12.14)
    4    (12.07)
    5    (12.00)
    6    (11.94)
    7    (11.87)
    8    (11.80)
    9    (11.74)
   10    (11.67)
   11    (11.61)
   12    (11.54)
Total   (142.86)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,923.98
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $    9,320  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $15,575.13
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,264.27
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   630.24
- Mortality & Expense Charge****     $   137.25
+ Hypothetical Rate of Return*****   $   753.35
                                     ----------
=                                    $   15,575  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
    1   $ 45.02
    2   $ 45.02
    3   $ 45.02
    4   $ 45.02
    5   $ 45.02
    6   $ 45.02
    7   $ 45.02
    8   $ 45.02
    9   $ 45.02
   10   $ 45.02
   11   $ 45.02
   12   $ 45.02
Total   $540.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1       62.81
 2       62.80
 3       62.80
 4       62.79
 5       62.79
 6       62.78
 7       62.78
 8       62.77
 9       62.77
10       62.76
11       62.76
12       62.75
Total   753.35

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $15,575.13
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   11,971  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $18,689.19
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,259.03
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   626.68
- Mortality & Expense Charge****     $   155.24
+ Hypothetical Rate of Return*****   $ 1,887.09
                                     ----------
=                                    $   18,689  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 44.78
 2      $ 44.77
 3      $ 44.76
 4      $ 44.75
 5      $ 44.74
 6      $ 44.73
 7      $ 44.72
 8      $ 44.71
 9      $ 44.70
10      $ 44.69
11      $ 44.67
12      $ 44.66
Total   $536.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        152.92
 2        153.68
 3        154.46
 4        155.24
 5        156.03

 6        156.82
 7        157.62
 8        158.43
 9        159.24
10        160.06
11        160.88
12        161.72
Total   1,887.09

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $18,689.19
- Year 5 Surrender Charge       $ 3,604.00
                                ----------
=                               $   15,085  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $94,725.93
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 77,149.40
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  4,240.98
- Mortality & Expense Charge****     $    887.37
+ Hypothetical Rate of Return*****    ($1,045.12)
                                     -----------
=                                    $    94,726  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  345.40
 2      $  345.49
 3      $  345.59
 4      $  345.68
 5      $  345.77
 6      $  345.87
 7      $  345.96
 8      $  346.06
 9      $  346.15
10      $  346.24
11      $  346.34
12      $  346.43
Total   $4,150.98

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1         (89.62)
 2         (89.16)
 3         (88.70)
 4         (88.24)
 5         (87.78)
 6         (87.32)
 7         (86.86)
 8         (86.40)
 9         (85.94)
10         (85.49)
11         (85.03)
12         (84.58)
Total   (1,045.12)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $94,725.93
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   73,886  (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $114,157.99
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $90,105.78
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $ 1,250.00
- Monthly Deduction***              $ 4,206.08
- Mortality & Expense Charge****    $ 1,004.32
+ Hypothetical Rate of Return*****  $ 5,512.61
                                    ----------
=                                   $  114,158  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  343.03
 2      $  343.03
 3      $  343.02
 4      $  343.02
 5      $  343.01
 6      $  343.01
 7      $  343.00
 8      $  343.00

 9      $  343.00
10      $  342.99
11      $  342.99
12      $  342.98
Total   $4,116.08

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1        458.83
 2        458.93
 3        459.03
 4        459.13
 5        459.23
 6        459.33
 7        459.43
 8        459.53
 9        459.64
10        459.74
11        459.84
12        459.95
Total   5,512.61

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $114,157.99
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    93,318  (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $136,980.47
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $104,721.34
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  4,165.99
- Mortality & Expense Charge****     $  1,136.22
+ Hypothetical Rate of Return*****   $ 13,811.33
                                     -----------
=                                    $   136,980  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  340.36
 2      $  340.24
 3      $  340.12
 4      $  339.99
 5      $  339.86
 6      $  339.74
 7      $  339.61
 8      $  339.48
 9      $  339.35
10      $  339.21
11      $  339.08
12      $  338.95
Total   $4,075.99

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1       1,117.52
 2       1,123.43
 3       1,129.40
 4       1,135.41
 5       1,141.46
 6       1,147.57
 7       1,153.73
 8       1,159.94
 9       1,166.20
10       1,172.51
11       1,178.87
12       1,185.29
Total   13,811.33

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $136,980.47
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   116,140  (rounded to the nearest dollar)